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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 21, 1999



                       APPLIED ANALYTICAL INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


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
             Delaware                                    0-21185                                   04-2687849
-----------------------------                   ------------------------                       -------------------
(State or Other Jurisdiction                    (Commission File Number)                        (I.R.S. Employer
        of Incorporation)                                                                      Identification No.)
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                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                             5051 New Centre Drive
                        Wilmington, North Carolina 28403
              -----------------------------------------------------
              (Former name or address, if changed from last report)

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Item 5.           Other Events.


        On October 21, 1999, Applied Analytical Industries, Inc. (the "Company") issued a press release regarding the Company's third quarter results which, based on preliminary information, are expected to fall below analysts' estimates for the period ending September 30, 1999. The press release is filed as Exhibit
99.1 hereto and is incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  Exhibit 99.1  --  Press release dated October 21, 1999



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 1999

                                 APPLIED ANALYTICAL INDUSTRIES, INC.


                                 By: /s/ Eugene T. Haley
                                    ------------------------------------------
                                    Eugene T. Haley
                                    Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


         Exhibit No.                  Exhibit
         -----------                  -------

         Exhibit 99.1                 Press release dated October 21, 1999



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